UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2013

TOMI Environmental Solutions, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-09908

Florida	59-1947988
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

9454 Wilshire Boulevard, Penthouse
Beverly Hills, CA 90212
(Address of principal executive offices, including zip code)

(800) 525-1698
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition of Assets.

The registrant has completed the acquisition of a significant amount of assets, other than in the ordinary course of business, as follows:

a)  The transaction was completed on April 15, 2013.

b)  The assets involved include US Patent Nos. 6,343,425, 6,706,243, 6,969,487 and 7,008,592 together with certain pieces of personal property and inventory related to implementation of the Binary Ionization Technology related to these patents.

c)  The assets were acquired from L-3 Applied Technologies, Inc. There is no material relationship between the seller and the registrant or any of its affiliates.

d)   The consideration paid was $3,500,000.

Item 8.01.    Other Events.

TOMI Environmental Solutions, Inc. (the "Company") issued a press release on April 15, 2013 announcing the acquisition of assets. The entire news release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

99.1    Copy of press release issued on April 15, 2013 by TOMI Environmental Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI Environmental Solutions, Inc.

Date: April 15, 2013	By:	/s/ Halden Shane
Halden Shane
Principal Executive Officer